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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference, in the Registration Statement on Form S-3, as amended, of our report dated August 20, 1997, on our audit of the consolidated financial statements of Granite Financial, Inc. and Subsidiaries and to the reference to our firm under the heading "Experts" in the registration statement.


                                        /s/ EHRHARDT KEEFE STEINER & HOTTMAN PC
                                        ---------------------------------------
                                        Ehrhardt Keefe Steiner & Hottman PC


December 11, 1998
Denver, Colorado